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                                                               EXHIBIT 99.3




                             MANAGEMENT'S ASSERTION
         ------------------------------------------------------------

                                 March 17, 2003

For the year ended December 31, 2002, the mathematical accuracy of CRIIMI MAE Financial Corporation's Payment Date Statements provided by U.S. Bank National Association as successor to the trust business of State Street Bank & Trust Company is correct. The CRIIMI MAE Financial Corporation 7% Collateralized Mortgage Obligations Annual Report for 2002 is mathematically accurate and the amounts disclosed agree to the Payment Date Statements. Also, for the same period, CRIIMI MAE Financial Corporation has complied with the Indenture agreement between CRIIMI MAE Financial Corporation as Issuer and U.S. Bank National Association as successor to the trust business of State Street Bank & Trust Company dated October 1, 1995.




                                  /s/David Iannarone
                                  -----------------------------------
                                  David Iannarone
                                  Executive Vice President
                                  Chief Operating Officer




                                  /s/Cynthia O. Azzara
                                  -----------------------------------
                                  Cynthia O. Azzara
                                  Senior Vice President
                                  Chief Financial Officer
                                  Treasurer




                                   /s/Brian Hanson
                                   -----------------------------------
                                   Brian Hanson
                                   Senior Vice President
                                   Mortgage Servicing




                                   /s/Eugene J. Bredow
                                   -----------------------------------
                                   Eugene J. Bredow
                                   Vice President
                                   Corporate Controller